                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                     370,855.31
        Available Funds:
               Contract Payments due and received in this period                             2,526,230.55
               Contract Payments due in prior period(s) and received in this period            299,100.67
               Contract Payments received in this period for next period                       115,722.14
               Sales, Use and Property Tax payments received                                   210,955.74
               Prepayment Amounts related to early termination in this period                   95,085.53
               Servicer Advance                                                                104,758.86
               Proceeds received from recoveries on previously Defaulted Contracts                   0.00
               Transfer from Reserve Account                                                     4,968.47
               Interest earned on Collection Account                                             7,197.06
               Interest earned on Affiliated Account                                               893.51
               Proceeds from repurchase of Contracts per Contribution and Servicing
                 Agreement Section 5.03                                                              0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                       0.00
               Amounts paid under insurance policies                                                 0.00
               Maintenance, Late Charges and any other amounts                                       0.00

                                                                                            --------------
        Total Available Funds                                                                3,735,767.84
        Less: Amounts to be Retained in Collection Account                                     328,353.06
                                                                                            --------------
        AMOUNT TO BE DISTRIBUTED                                                             3,407,414.78
                                                                                            ==============

        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                               0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                          299,100.67
               3.   To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                           0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                           and Interest                                                      2,310,755.85
                        a) Class A3 Principal (distributed after A1 and A2 Notes
                           mature) and Interest                                                182,832.00
                        b) Class B Principal and Interest                                       57,222.74
                        c) Class C Principal and  Interest                                      64,913.07
                        d) Class D Principal and Interest                                       66,155.28
                        e) Class E Principal and Interest                                       68,627.50

               4.   To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                     0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                    Account Distribution
                        a) Residual Interest (Provided no Restricting or
                           Amortization Event in effect)                                        14,180.95
                        b) Residual Principal (Provided no Restricting or
                           Amortization Event in effect)                                        95,259.00
                        c) Reserve Account Distribution (Provided no Restricting
                           or Amortization Event in effect)                                      4,968.47
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                    Earned and Any Other Amounts                                               219,046.31
               7.   To Servicer, Servicing Fee and other Servicing Compensations                24,352.94
                                                                                            --------------
        TOTAL FUNDS DISTRIBUTED                                                              3,407,414.78
                                                                                            ==============

                                                                                            --------------
        End of Period Collection Account Balance {Includes Payments in Advance
          & Restricting Event Funds (if any)}                                                  328,353.06
                                                                                            ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                           $2,182,541.24
         - Add Investment Earnings                                                               4,968.47
         - Add Transfer from Certificate Account (To Satisfy Reserve
           Account Requirement)                                                                      0.00
         - Less Distribution to Certificate Account                                              4,968.47
                                                                                            --------------
End of period balance                                                                       $2,182,541.24
                                                                                            ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                  $2,182,541.24
                                                                                            ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


        III.   CLASS A NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class A Notes
                         Pool A                                                             48,690,218.69
                         Pool B                                                              8,132,951.77
                                                                                            --------------
                                                                                                                56,823,170.46

        Class A Overdue Interest, if any                                                             0.00
        Class A Monthly Interest - Pool A                                                      232,107.86
        Class A Monthly Interest - Pool B                                                       38,770.04

        Class A Overdue Principal, if any                                                            0.00
        Class A Monthly Principal - Pool A                                                   1,763,593.55
        Class A Monthly Principal - Pool B                                                     459,116.40
                                                                                            --------------
                                                                                                                 2,222,709.95
        Ending Principal Balance of the Class A Notes
                         Pool A                                                             46,926,625.14
                         Pool B                                                              7,673,835.37
                                                                                            --------------
                                                                                                                -------------
                                                                                                                54,600,460.51
                                                                                                                =============


        --------------------------------------------------------------------------------------
        Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
        Original Face $190,972,000     Original Face $190,972,000            Balance Factor
              $ 1.418417                              $ 11.638931                  28.590820%
        --------------------------------------------------------------------------------------


        IV.   CLASS A NOTE PRINCIPAL BALANCE


        Beginning Principal Balance of the Class A Notes
                         Class A1                                                                  0.00
                         Class A2                                                         18,733,170.46
                         Class A3                                                         38,090,000.00
                                                                                          --------------
                                                                                                              56,823,170.46
        Class A Monthly Interest
                         Class A1 (Actual Number Days/360)                                         0.00
                         Class A2                                                             88,045.90
                         Class A3                                                            182,832.00

        Class A Monthly Principal
                         Class A1                                                                  0.00
                         Class A2                                                          2,222,709.95
                         Class A3                                                                  0.00
                                                                                          --------------
                                                                                                               2,222,709.95
        Ending Principal Balance of the Class A Notes
                         Class A1                                                                  0.00
                         Class A2                                                         16,510,460.51
                         Class A3                                                         38,090,000.00
                                                                                          --------------
                                                                                                              -------------
                                                                                                              54,600,460.51
                                                                                                              =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                         1,112,864.35
                             Pool B                                                           185,876.70
                                                                                            -------------
                                                                                                               1,298,741.05

        Class B Overdue Interest, if any                                                            0.00
        Class B Monthly Interest - Pool A                                                       5,499.40
        Class B Monthly Interest - Pool B                                                         918.54
        Class B Overdue Principal, if any                                                           0.00
        Class B Monthly Principal - Pool A                                                     40,310.71
        Class B Monthly Principal - Pool B                                                     10,494.09
                                                                                            -------------
                                                                                                                  50,804.80
        Ending Principal Balance of the Class B Notes
                             Pool A                                                         1,072,553.64
                             Pool B                                                           175,382.61
                                                                                            -------------
                                                                                                               -------------
                                                                                                               1,247,936.25
                                                                                                               =============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $4,365,000    Original Face $4,365,000          Balance Factor
                  $ 1.470318                     $ 11.639129                28.589605%
        -------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                         1,252,216.41
                             Pool B                                                           209,197.25
                                                                                            -------------
                                                                                                               1,461,413.66

        Class C Overdue Interest, if any                                                            0.00
        Class C Monthly Interest - Pool A                                                       6,647.18
        Class C Monthly Interest - Pool B                                                       1,110.49
        Class C Overdue Principal, if any                                                           0.00
        Class C Monthly Principal - Pool A                                                     45,349.55
        Class C Monthly Principal - Pool B                                                     11,805.85
                                                                                            -------------
                                                                                                                  57,155.40
        Ending Principal Balance of the Class C Notes
                             Pool A                                                         1,206,866.86
                             Pool B                                                           197,391.40
                                                                                            -------------
                                                                                                               ------------
                                                                                                               1,404,258.26
                                                                                                               ============


        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $4,910,955    Original Face $4,910,955          Balance Factor
                  $ 1.579666                     $ 11.638347                28.594403%
        -------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                         1,252,216.41
                             Pool B                                                           209,197.25
                                                                                            -------------
                                                                                                               1,461,413.66

        Class D Overdue Interest, if any                                                            0.00
        Class D Monthly Interest - Pool A                                                       7,711.57
        Class D Monthly Interest - Pool B                                                       1,288.31
        Class D Overdue Principal, if any                                                           0.00
        Class D Monthly Principal - Pool A                                                     45,349.55
        Class D Monthly Principal - Pool B                                                     11,805.85
                                                                                            -------------
                                                                                                                  57,155.40
        Ending Principal Balance of the Class D Notes
                             Pool A                                                         1,206,866.86
                             Pool B                                                           197,391.40
                                                                                            -------------
                                                                                                               -------------
                                                                                                               1,404,258.26
                                                                                                               =============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $4,910,955    Original Face $4,910,955          Balance Factor
                  $ 1.832613                     $ 11.638347                28.594403%
        -------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                         1,252,216.41
                             Pool B                                                           209,197.25
                                                                                            -------------
                                                                                                               1,461,413.66

        Class E Overdue Interest, if any                                                            0.00
        Class E Monthly Interest - Pool A                                                       9,829.90
        Class E Monthly Interest - Pool B                                                       1,642.20
        Class E Overdue Principal, if any                                                           0.00
        Class E Monthly Principal - Pool A                                                     45,349.55
        Class E Monthly Principal - Pool B                                                     11,805.85
                                                                                            -------------
                                                                                                                  57,155.40
        Ending Principal Balance of the Class E Notes
                             Pool A                                                         1,206,866.86
                             Pool B                                                           197,391.40
                                                                                            -------------
                                                                                                               -------------
                                                                                                               1,404,258.26
                                                                                                               =============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $4,910,955    Original Face $4,910,955          Balance Factor
                  $ 2.336022                     $ 11.638347                28.594403%
        -------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                  2,086,534.52
                             Pool B                                                    348,488.49
                                                                                     ------------
                                                                                                                2,435,023.01

        Residual Interest - Pool A                                                      11,872.37
        Residual Interest - Pool B                                                       2,308.58
        Residual Principal - Pool A                                                     75,582.58
        Residual Principal - Pool B                                                     19,676.42
                                                                                     ------------
                                                                                                                   95,259.00
        Ending Residual Principal Balance
                             Pool A                                                  2,010,951.94
                             Pool B                                                    328,812.07
                                                                                     ------------
                                                                                                                ------------
                                                                                                                2,339,764.01
                                                                                                                ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                          24,352.94
         - Servicer Advances reimbursement                                                                        299,100.67
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        219,046.31
                                                                                                                ------------
        Total amounts due to Servicer                                                                             542,499.92
                                                                                                                ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              55,646,266.92

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                            2,015,535.49

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
             ending of the related Collection Period                                                                 53,630,731.43
                                                                                                                     =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       2,006,390.58

              - Principal portion of Prepayment Amounts                                                 9,144.91

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                                    -------------
                                   Total Decline in Aggregate Discounted Contract Balance           2,015,535.49
                                                                                                    =============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               9,294,908.47

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                              524,704.46

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
             ending of the related Collection Period                                                                  8,770,204.01
                                                                                                                     =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                         438,994.57

              - Principal portion of Prepayment Amounts                                                85,709.89

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                                    -------------
                                   Total Decline in Aggregate Discounted Contract Balance             524,704.46
                                                                                                    =============

                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    62,400,935.44
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                           Predecessor
                                                Discounted             Predecessor         Discounted
          Lease #        Lessee Name            Present Value          Lease #             Present Value
          -------        -----------            -------------          -------             -------------

                         NONE











                                                         -----                             -----
                                                Totals:  $0.00                             $0.00



          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                 $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES                 NO     X
                                                                                                  --------------      --------

          POOL B                                                                               Predecessor
                                                Discounted                 Predecessor         Discounted
          Lease #        Lessee Name            Present Value              Lease #             Present Value
          -------        -----------            -------------              -------             -------------
                         NONE









                                                        -----                                          -----
                                                Totals: $0.00                                          $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                    0.00%

         *        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                  DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO    X
                                                                                            --------------      ------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)



          POOL A - NON-PERFORMING                                                                              Predecessor
                                                                      Discounted           Predecessor         Discounted
          Lease #     Lessee Name                                     Present Value        Lease #             Present Value
          -------     -----------                                     -------------        -------             -------------
          1097-507    ADVANCED HEALTHCARE RESOURCES                     $159,644.40         1778-001              $48,984.23
          1238-501    WILLIAM F SKINNER, M.D.                           $174,282.67         1777-001             $325,671.26
          1505-005    NYDIC MEDICAL VENTURES VII, LLC                   $171,682.66         1855-001             $153,223.12
          2488-001    HYDRO-TOUCH INC.                                  $110,973.88         1949-001              $94,307.11
                      CASH                                                $5,602.11



                                                                        -----------                            -------------
                                                                Totals: $622,185.72                              $622,185.72

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             622,185.72
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                      NO     X
                                                                                          --------------           --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                   Predecessor
                                                     Discounted                 Predecessor        Discounted
          Lease #     Lessee Name                    Present Value              Lease #            Present Value
          -------     -----------                    -------------              -------            -------------

                      None






                                                             -----                                         -----
                                                    Totals:  $0.00                                         $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                  NO   X
                                                                                            ----------           ----------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
          This Month                                       20,640.94         This Month                             62,400,935.44
          1 Month Prior                                   106,142.21         1 Month Prior                          64,941,175.39
          2 Months Prior                                  127,309.20         2 Months Prior                         71,665,114.47

          Total                                           254,092.35         Total                                 199,007,225.30

          a) 3 MONTH AVERAGE                               84,697.45         b) 3 MONTH AVERAGE                     66,335,741.77

          c) a/b                                               0.13%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                          Yes                  No X
                                                                                                              ---                ---

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                           Yes                  No X
                                                                                                              ---                ---
          B. An Indenture Event of Default has occurred and is then continuing?                           Yes                  No X
                                                                                                              ---                ---

4.        Has a Servicer Event of Default occurred?                                                       Yes                  No X
                                                                                                              ---                ---


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                                Yes                  No X
                                                                                                              ---                ---
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                               Yes                  No X
                                                                                                              ---                ---
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                                Yes                  No X
                                                                                                              ---                ---

6.        Aggregate Discounted Contract Balance at Closing Date                                       Balance       $ 218,254,123.54
                                                                                                                    ----------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                              # Leases
                     -------------                      --------------------                              --------
                           31 - 60                              8,003,478.90                                    28
                           61 - 90                                 36,051.35                                    10
                          91 - 180                                127,309.20                                     6


          Approved By:
          Mathew E. Goldenberg
          Assistant Treasurer